UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 23, 2002

Bernard, Allan & Edwards, Inc. (Exact name of registrant as specified in its chapter)

Florida (State or other jurisdiction of incorporation	333-62994 (Commission File Number)	41-1964282 (IRS Employer Identification No.)
1016 Shore Acres Drive, Leesburg, Florida (Address of principal executive offices)	34748 (Zip Code)

Registrant's telephone number, including area code: (800) 769-1037

Not applicable (Former name or former address, if changed since last report)

Item 6.

Thomas E. LaRossa, 71, has informed the Registrant that he is retiring from active business administration and has resigned on August 23, 2002 from the Board of Directors and any executive positions that he may have held with the Registrant. Mr.LaRossa may continue to consult for the Registrant from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bernard, Allan & Edwards, Inc. (Registrant)
Date: August 23, 2002	/s/ Michael McLaughlin, CEO (Signature)*